UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 12, 2015

Urologix, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North
Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 7 are not applicable and are therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Urologix, Inc. (the “Company”) hereby furnishes a press release, issued on January 12, 2015, disclosing preliminary revenue results for quarter ended December 31, 2014 and preliminary cash balances at December 31, 2014. The preliminary results for the quarter are subject to the Company’s management and independent auditors’ customary quarterly review procedures.

ITEM 8.01	OTHER EVENTS.

The Company’s management may discuss the preliminary results for the quarter ended December 31, 2014 as disclosed in the press release furnished as Exhibit 99.1 in meetings with prospective strategic partners, investors, shareholders and others taking place around the J.P. Morgan 33rd Annual Healthcare Conference beginning on January 12, 2015.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release Issued by Urologix, Inc. on January 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

	By:	/s/ Gregory J. Fluet
Gregory J. Fluet
Chief Executive Officer

Date: January 12, 2015